Accounts payable	6 Months Ended
Jun. 30, 2024
Payables and Accruals [Abstract]
Accounts payable

Note 16.       Accounts payable

The accounts payable balance consisted of the following:

	As at June 30,	As at December 31,
USD'000	2024 (unaudited)	2023
Trade creditors	2,470	3,299
Accounts payable to shareholders	1,982	1,378
Accounts payable to Board Members	224	-
Accounts payable to underwriters, promoters, and employees	812	1,150
Other accounts payable	1,416	1,136
Total accounts payable	6,904	6,963

Accounts payable to shareholders consist of short-term payables due to WISeKey International Holding AG in relation to interest on outstanding loans and the recharge of management services (see Notes 19 and 30).

Accounts payable to underwriters, promoters and employees consist primarily of payable balances to employees in relation to holidays, bonus and 13th month accruals across the Group.

Other accounts payable are mostly accruals of social charges in relation to the accrued liability to employees.